UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 28, 2008
Date of Report (Date of earliest event reported)

RANCHO SANTA MONICA DEVELOPMENTS INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51376	83-0414306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3104 Sunnyhurst Road North Vancouver, BC, Canada	V7K 2G3
(Address of principal executive offices)	(Zip Code)

(604) 537-5905
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The Board of Directors of Rancho Santa Monica Developments, Inc. (the “Company”) determined on March 28th , 2008 that financial statements for year ending November 30th, 2006 and nine months ending August 31st, 2007 should no longer be relied upon because of errors in their respective financial statements. The Directors of the Company were unaware of such errors at the time of filing.

A Form 10KSB/A for year ending November 30th, 2006 and Form 10QSB/A for 9 months ending August 31st 2007 with restated financial statements were filed with the United States Securities Commision via EDGAR on March 28th, 2008. The Directors have discussed these errors with the independent accountant for the registrant.

ITEM 4.02 OTHER EVENTS

Not Applicable

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired: Not applicable.

(b)	Pro Forma financial information: Not applicable.

(c)	Exhibits 99.1 Press Release February 12th , 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANCHO SANTA MONICA DEVELOPMENTS INC.

Date March 28, 2008

By:
/s/ GRAHAM ALEXANDER
GRAHAM ALEXANDER
President and Chief Executive Officer